               Amendment to Schedule A to Participation Agreement
                                      Among
                      Variable Insurance Products Fund III,
                       Fidelity Distributors Corporation,
                                       and
                First Allmerica Financial Life Insurance Company

WHEREAS, First Allmerica Financial Life Insurance Company (formerly known as State Mutual Life Assurance Company of America), Variable Insurance Products Fund III and Fidelity Distributors Corporation entered into a Participation Agreement on February 22, 1999 ("Participation Agreement"); and

WHEREAS, the parties desire to amend the Participation Agreement and restate in its entirety Schedule A by mutual written consent;

NOW, THEREFORE, the parties do hereby agree to replace Schedule A to the Participation Agreement and any amendments thereto with the attached Schedule A dated as of October 1, 2001.

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE
COMPANY

By:             /s/ Richard M. Reilly
              -----------------------------------------

Name:          Richard M. Reilly
              -----------------------------------------

Title:         Vice President
              -----------------------------------------

Date:          October 1, 2001
              -----------------------------------------



VARIABLE INSURANCE PRODUCTS FUND III                            FIDELITY DISTRIBUTORS CORPORATION

By:             /s/ Robert A. Dwight                              By:          /s/ Michael Kellog
              -----------------------------------------                      -------------------------------------------------

Name:          Robert A Dwight                                    Name:       Mike Kellogg
              -----------------------------------------                       ------------------------------------------------

Title:         Treasurer                                          Title:      Executive Vice President
              -----------------------------------------                      -------------------------------------------------

Date:          October 1, 2001                                    Date:       October 1, 2001
              -----------------------------------------                      -------------------------------------------------


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                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

-------------------------------------------------- -------------- ------------------------------------ ---------------
SEPARATE ACCOUNT NAME                                CONTRACT                                           REGISTRATION
DATE ESTABLISHED BY BOARD OF DIRECTORS               FORM NO.     PRODUCT NAME                             NO.'S
-------------------------------------------------- -------------- ------------------------------------ ---------------
Name:     Group VEL Separate Account                  1029-94     Group Vari-Exceptional Life            333-06383
Date:     08/20/91                                                                                        811-7663
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3018-94     Allmerica ExecAnnuity Plus              33-71052
Date:     08/20/91                                                                                        811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3025-96     Allmerica Advantage                     33-71052
Date:     08/20/91                                                                                        811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3029-99     Allmerica Immediate Advantage          333-81859
Date:     08/20/91                                                                                        811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3030-00     Allmerica Accumulator                  333-87105
Date:     08/20/91                                                                                        811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3036-01     Agency C-Shares                        333-38276
Date:     08/20/91                                                                                        811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account VA-K                      A3031-99     Allmerica Value Generation             333-87105
Date:     08/20/91                                                (Annuity Scout)                         811-8114
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account          A3020-94     Allmerica Select Resource               33-71058
Date:     08/20/91                                                                                        811-8116
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account          A3025-96     Allmerica Select Resource II            33-71058
Date:     08/20/91                                                                                        811-8116
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account          A3027-98     Allmerica Select Charter               333-63087
Date:     08/20/91                                                                                        811-8116
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account          A3028-99     Allmerica Select Reward                333-54070
Date:     08/20/91                                                                                        811-8116
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account          A3032-00     Allmerica Select Acclaim                  TBD
Date:     08/20/91                                                                                          TBD
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account II        1027-95     Allmerica Select Life                  333-62369
Date:     08/20/91                                                                                        811-8987
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Allmerica Select Separate Account III       1030-96     Allmerica Select SPL                      TBD
Date:     06/13/96                                                                                          TBD
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account IMO                        1033-99     Allmerica VUL 2001                     333-64162
Date:     12/10/99                                                                                       811-10433
--------- ---------------------------------------- -------------- ------------------------------------ ---------------
Name:     Separate Account IMO                      1034.NY-01    VUL 2001 Survivorship                     TBD
Date:     12/10/99                                                                                       811-10433
--------- ---------------------------------------- -------------- ------------------------------------ ---------------